FORM 8-K
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 10, 2005

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-9447 (Commission File Number)	94-3030279 (I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)		77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 10, 2005, Kaiser Aluminum Corporation ( “Kaiser” or the “Company”) and Kaiser Aluminum & Chemical Corporation (“KACC”), a wholly owned subsidiary of Kaiser, and George T. Haymaker, Jr. completed an extension of Mr. Haymaker’s agreement concerning his service as a director and non-executive Chairman of the Boards of Kaiser and KACC. The financial terms of the extension are the same as those under his prior contract which are disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The extension runs from January 1, 2005 through the earlier of December 31, 2005 or the effective date of Kaiser’s and KACC’s emergence from Chapter 11.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Daniel D. Maddox
Dated: January 13, 2005		Vice President and Controller